The Japan Fund, Inc.

Supplement dated December 3, 2008

to the Prospectus and Statement of Additional Information dated November 1, 2008

This Supplement modifies the Prospectus and Statement of Additional Information. Please keep this Supplement and read it together with the Prospectus and Statement of Additional Information.

Effective December 1, 2008, the name of The Japan Fund, Inc. has changed to “Nomura Partners Funds, Inc.,” and the Class S shares of The Japan Fund, Inc. have been designated as the Class S shares of The Japan Fund, a series of Nomura Partners Funds, Inc.

Investment Company Act File No: 811-01090	JPN-SK-003-0200 (12/08)